Goodwill, Core Deposit Intangible and Other Intangible Assets - Estimated Amortization Expense for Core Deposit Intangible and Other Intangible Assets Recognized (Details) - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
2017	$ 767
2018	3,060	$ 3,061
2019	3,050	3,050
2020	3,027	3,024
2021	3,017	3,017
Thereafter	4,601	4,602
Total	$ 17,522	$ 19,826